SUPPLEMENT DATED DECEMBER 7, 2001
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                       INVESTEC FUNDS DATED APRIL 26, 2001


      The "Investment Objective and Policies" section appearing on pages 3 to 5 is hereby amended to include the following additional investment strategy:

      All Funds:

            Lending Portfolio Securities. Each Fund may lend its portfolio securities. A Fund can lend portfolio securities up to 33-1/3% of its total assets. A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For purposes of this policy, each Fund considers collateral consisting of U.S. government securities or irrevocable letters of credit issued by banks whose securities meet the Fund's investment standards to be the equivalent of cash. From time to time, a Fund may return to the borrower (or a third party that is unaffiliated with the Fund) and that is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

            The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the lender must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the lender must be able to terminate the loan at any time;
(4) the lender must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the lender may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board of Trustees of the Trust must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.